SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 22, 2001
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant As Specified In Its Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

6110 El Tordo
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices) (Zip Code)

(818) 756-3023
(Registrant's Telephone Number, including Area Code

Items 1-4.	Not applicable.
Item 5.	Other Events.
On May 22, 2001, the Registrant issued a press release concerning the proposed merger of First Charter Bank, N.A. with and into the Registrant’s wholly-owned subsidiary, First Community Bank of the Desert. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein.

Items 6-9.	Not applicable.

Exhibit Number	Description
99.1	Press release, dated May 22, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  May 30, 2001

FIRST COMMUNITY BANCORP
By:	/s/ Arnold C. Hahn

	Name: Title:	Arnold C. Hahn Chief Financial Officer